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     SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

                    CREDIT SUISSE WARBURG PINCUS GROWTH FUND

The following information supercedes certain information contained in the Fund's prospectuses and statement of additional information.

In light of the small size of the Fund and the resulting high expense ratio (before fee waivers and expense reimbursements), the Board of Directors of the Fund is evaluating whether it is in the best interests of the Fund's shareholders to continue the Fund in operation. In the interim, the Fund is not selling any additional shares. However, shareholders may redeem their shares, and may exchange their shares for shares of the same class of any other Credit Suisse Warburg Pincus Fund. To exchange or redeem the shares held in an account with a financial intermediary or financial institution (each, a "financial representative"), please contact your financial representative. If you hold the shares directly with the Fund and would like to redeem or exchange the shares, please contact the Fund by calling 800-WARBURG.

Dated: August 9, 2001                                                    16-0801
                                                                             for
                                                                           WPAGF
                                                                           ADAGF